Exhibit 99.4

DFB HEALTHCARE ACQUISITIONS CORP. ANNOUNCES STOCKHOLDER APPROVAL OF BUSINESS COMBINATION WITH ADAPTHEALTH HOLDINGS, LLC New York, NY — November 7, 2019 — DFB Healthcare Acquisitions Corp. (“DFB”) (NASDAQ: DFBH, DFBHU, DFBHW), a special purpose acquisition company sponsored by Deerfield Management and Richard Barasch, announced today that DFB’s stockholders have voted to approve all of the proposals related to the proposed business combination with AdaptHealth Holdings LLC (“Adapt”), the third largest distributor of home medical equipment in the United States, which will result in Adapt becoming a partially owned subsidiary of DFB (the “Business Combination”). DFB’s Board of Directors had previously approved the Business Combination and recommended that its stockholders vote in favor of all of the proposals relating to the Business Combination. In addition to approving the Agreement and Plan of Merger, DFB’s stockholders approved proposals to (i) amend the amended and restated certificate of incorporation of DFB to, among other things, change DFB’s name to AdaptHealth Corp. and remove certain provisions related to DFB’s status as a blank check company; (ii) issue certain securities for purposes of complying with applicable listing rules of The Nasdaq Capital Market; (iii) approve the AdaptHealth Corp. 2019 Stock Incentive Plan; (iv) approve the AdaptHealth Corp. 2019 Employee Stock Purchase Plan; and (v) elect seven directors to the board of DFB (Richard Barasch, Alan Quasha, Terence Connors, Dr. Susan Weaver, Dale Wolf, Luke McGee and Joshua Parnes). The Business Combination is expected to close on Friday, November 8, 2019. Upon closing, Adapt will become a partially owned subsidiary of DFB and DFB will be renamed AdaptHealth Corp. as of the same date. Following the closing of the Business Combination, it is expected that the combined company’s Class A common stock and warrants will continue to be listed on The Nasdaq Capital Market under the ticker symbols “AHCO” and “AHCOW”, respectively. The combined company’s units, which had been traded under the ticker symbol “DFBHU,” are expected to separate into their components of one share of common stock and one-third of one warrant to purchase a share of common stock on November 11, 2019. Forward-Looking Statements This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, and the closing of the proposed transaction. These statements are based on various assumptions and on the current expectations of DFB and Adapt management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFB and Adapt. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which Adapt may become a party or governmental investigations to which Adapt may become subject that could interrupt or limit Adapt’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Adapt’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed transaction; failure to realize the anticipated benefits of ACTIVE 46953478v3 the proposed transaction, including as a result of a delay in consummating the proposed transaction or a delay or difficulty in integrating the businesses of DFB and Adapt; those factors discussed in the definitive proxy statement filed by DFB with respect to the proposed transaction under the heading “Risk Factors,” and other documents of DFB filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFB nor Adapt presently know or that DFB and Adapt currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DFB’s and Adapt’s expectations, plans or forecasts of future events and views as of the date of this press release. DFB and Adapt anticipate that subsequent events and developments will cause DFB’s and Adapt’s assessments to change. However, while DFB and Adapt may elect to update these forward-looking statements at some point in the future, DFB and Adapt specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DFB’s and Adapt’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. CONTACTS: DFB Healthcare Chris Wolfe (212) 769-4546 chris.wolfe@dfbhealthcare.com DFB Investor Relations The Equity Group Inc. Devin Sullivan Senior Vice President dsullivan@equityny.com (212) 836-9608 ACTIVE 46953478v3